SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 14, 2002
(Date of Earliest Event Reported)

DMC STRATEX NETWORKS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-15895 (Commission File Number)	77-0016028 (I.R.S. Employer Identification No.)

170 Rose Orchard Way, San Jose, CA (Address of Principal Executive Offices)	95134 (Zip Code)

(408) 943-0777
(Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure
SIGNATURES

Item 9. Regulation FD Disclosure

     On August 14, 2002, each of the Chief Executive Officer, Charles D. Kissner, and the Chief Financial Officer, Carl A. Thomsen, of DMC Stratex Networks, Inc., a Delaware corporation (the “Company”), executed a certification in accordance with Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Company’s 10-Q filed with the Securities and Exchange Commission on August 14, 2002. The text of each of these certifications is set forth below.

DMC STRATEX NETWORKS, INC. CERTIFICATION

In connection with the periodic report of DMC Stratex Networks, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Charles D. Kissner, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: August 14, 2002	By:	/s/ Charles D. Kissner

Charles D. Kissner Chief Executive Officer

DMC STRATEX NETWORK, INC. CERTIFICATION

In connection with the periodic report of DMC Stratex Networks, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Carl A. Thomsen, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects,

the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: August 14, 2002	By:	/s/ Carl A. Thomsen

Carl A. Thomsen Chief Financial Officer

     The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DMC STRATEX NETWORKS, INC.

By:	/s/ Charles D. Kissner

Charles D. Kissner Chairman and Chief Executive Officer

Date: August 19, 2002